UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7686

Western Asset Emerging Markets Income Fund II Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2007

ITEM 1.          REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Western Asset
Emerging Markets
Income Fund II Inc.
(EDF)

SEMI-ANNUAL
REPORT

NOVEMBER 30, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset Emerging Markets Income Fund II Inc.

Semi-Annual Report • November 30, 2007

What’s	Letter from the Chairman	I
Inside
	Fund at a Glance	1

	Schedule of Investments	2

	Statement of Assets and Liabilities	8

	Statement of Operations	9

	Statements of Changes in Net Assets	10

	Financial Highlights	11

	Notes to Financial Statements	12

Fund Objective	Board Approval of Management and Subadvisory Agreements	19
The Fund’s primary
investment objective is to	Additional Shareholder Information	23
seek high current income.
As a secondary objective,	Dividend Reinvestment Plan	24
the Fund seeks capital
appreciation.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and	Dear Shareholder,

Despite continued weakness in the housing market and a credit crunch that began in the summer of 2007, the U.S. economy was largely resilient during the six-month reporting period ended November 30, 2007. In the first quarter of 2007, U.S. gross domestic product (“GDP”)[i] growth was a tepid 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given the modest increase earlier in the year, this higher growth rate was not unexpected. The final estimate for third quarter GDP growth was 4.9%. A surge in inventory-building and robust exports supported the economy during the third calendar quarter. While initial fourth quarter 2007 GDP data will not be released until the end of January 2008, the Federal Reserve Board (“Fed”)ii, among others, anticipates that economic growth will moderate significantly.

Chief Executive Officer

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Fed to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered the discount rate and federal funds rate in October to 5.00% and 4.50%, respectively. In December 2007, after the end of the reporting period, the Fed again reduced rates, as it cut both the discount rate and federal funds rate another 0.25% to 4.75% and 4.25%, respectively. In its statement accompanying the

Western Asset Emerging Markets Income Fund II Inc.	I

December meeting, the Fed stated: “Incoming information suggests that economic growth is slowing, reflecting the intensification of the housing correction and some softening in business and consumer spending. Moreover, strains in financial markets have increased in recent weeks. Today’s action, combined with the policy actions taken earlier, should help promote moderate growth over time.”

During the six-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After falling during the first three months of 2007, yields then moved steadily higher during much of the second calendar quarter. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the six months ended November 30, 2007, two-year Treasury yields fell from 4.92% to 3.04%. Over the same period, 10-year Treasury yields fell from 4.90% to 3.97%. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 5.32%.

Increased investor risk aversion at the beginning and the end of the reporting period offset the gains in the high-yield bond market over the six months ended November 30, 2007. During that period, the Citigroup High Yield Market Index[v] returned -2.99%. While high-yield bond prices rallied in the middle of the period, flights to quality in

II	Western Asset Emerging Markets Income Fund II Inc.

June and July, as well as in November, dragged down the sector, despite continued low default rates.

Despite a dramatic flight to quality and weakness earlier in the reporting period, emerging markets debt generated positive results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 2.65% for the six months ended November 30, 2007. Overall solid demand, an expanding global economy, strong domestic spending and the Fed’s rate cuts supported the emerging markets debt asset class.

Performance Review

For the six months ended November 30, 2007, Western Asset Emerging Markets Income Fund II Inc. returned 1.68% based on its net asset value (“NAV”)vii and -4.58% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the EMBI Global, returned 2.65% over the same time frame. The Lipper Emerging Markets Debt Closed-End Funds Category Averageviii increased 0.55% for the same period. Please note that Lipper performance returns are based on each fund’s NAV per share.

During the six-month period, the Fund made distributions to shareholders totaling $0.55 per share (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2007 (unaudited)

Price Per Share	Six-Month Total Return

$14.69 (NAV)	1.68%
$12.65 (Market Price)	-4.58%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Western Asset Emerging Markets Income Fund II Inc.	III

Special Shareholder Notices

On August 15, 2007, the Board of Directors of Western Asset Emerging Markets Income Fund II Inc. approved changes, to be effective on September 17, 2007, to the Fund’s non-fundamental investment policies relating to limits on the credit ratings of the securities, the maturities of the securities and the types of securities in which the Fund may invest.

These changes, which are further described below, are intended to provide the portfolio managers with additional flexibility to meet the Fund’s investment objectives and address recent and future developments in the market, although the Fund’s portfolio managers do not currently anticipate that any dramatic changes in the Fund’s portfolio composition or investment approach will result.

As a result of these changes, the Fund is no longer subject to upper limits on the credit ratings of the emerging markets country debt securities in which it may invest. The Fund was previously limited to investing in emerging markets country debt securities rated below investment grade. The Fund is also no longer subject to restrictions on the maturities of the emerging market country debt securities it holds. The Fund’s previous policy provided that those securities could have maturities ranging from overnight to 30 years.

In addition, the Fund is no longer prohibited from investing more than 35% of its total assets in debt securities of corporate issuers in emerging market countries. Under the amended policies, the Fund will invest a minimum of 80% of its total assets in debt securities of government and government-related issuers located in emerging market countries, of entities organized to restructure outstanding debt of such issuers, and debt of corporate issuers in emerging market countries.

Additionally, the Fund is now able to invest up to 20% of its total assets in a broad range of other U.S. and non-U.S. fixed-income securities, including, but not limited to: corporate bonds, loans, mortgage- and asset-backed securities, preferred stock and sovereign debt, derivative instruments of the foregoing securities and dollar rolls. Such securities may

IV	Western Asset Emerging Markets Income Fund II Inc.

be rated high-yield (i.e., rated below investment grade by any nationally recognized statistical rating organization or, if unrated, of equivalent quality as determined by the manager). Previously, the Fund was not permitted to invest in dollar rolls, mortgage-backed securities or asset-backed securities, among other securities and instruments, and was limited to investing in non-U.S. fixed-income securities. Investments in these types of securities may involve additional risks.

As a result of the amendments to the Fund’s non-fundamental investment policies, the Fund will be able to invest in, among other things, dollar rolls, mortgage-backed securities and asset-backed securities as part of its investment strategies. Under a dollar roll transaction, the Fund sells securities for delivery in the current month, or sells securities it has purchased on a “to-be-announced” basis, and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the purchased securities. Dollar rolls are speculative techniques involving leverage and are considered borrowings by the Fund if the Fund does not establish and maintain a segregated account. In addition, dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Successful use of dollar rolls may depend upon the ability of the Fund’s investment manager to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Mortgage-backed securities may be issued by private companies or by agencies of the U.S. Government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are

Western Asset Emerging Markets Income Fund II Inc.	V

secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages, assets or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only and interest only instruments are subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives may be illiquid and hard to value in declining markets.

Information About Your Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “EDF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEDFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/individualinvestors.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

VI	Western Asset Emerging Markets Income Fund II Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

December 28, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Foreign bonds are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. High-yield bonds are subject to additional risks such as increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended November 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 12 funds in the Fund’s Lipper category.

Western Asset Emerging Markets Income Fund II Inc.	VII

(This page intentionally left blank.)

Fund at a Glance (unaudited)

Investment Breakdown (unaudited)

As a Percent of Total Investments

Sovereign Bonds
56.2%
Corporate Bonds & Notes
31.2%
Collateralized Senior Loans
4.0%
Warrant
0.1%
Short-Term Investments
8.5%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
November 30, 2007

Western Asset Emerging Markets Income Fund II Inc. 2007 Semi-Annual Report	1

Schedule of Investments (November 30, 2007) (unaudited)

WESTERN ASSET EMERGING MARKETS INCOME FUND II INC.

Face Amount†		Security	Value
SOVEREIGN BONDS — 57.6%
Argentina — 4.3%
		Republic of Argentina:
2,000,000	DEM	10.250% due 2/6/03 (a)	$520,565
1,000,000	DEM	9.000% due 9/19/03 (a)	244,437
3,000,000	DEM	7.000% due 3/18/04 (a)	753,814
3,875,000	DEM	8.500% due 2/23/05 (a)	989,972
5,400,000	DEM	11.250% due 4/10/06 (a)	1,391,739
1,000,000	DEM	11.750% due 5/20/11 (a)	255,477
8,800,000	DEM	12.000% due 9/19/16 (a)	2,168,893
3,448,605	ARS	5.830% due 12/31/33 (b)	1,111,555
3,062,390	ARS	Bonds, 2.000% due 1/3/10 (b)	1,975,182
591,000		Bonds, Series VII, 7.000% due 9/12/13	505,518
		GDP Linked Securities:
57,059,503	ARS	1.383% due 12/15/35 (b)	1,885,360
3,200,000	EUR	1.262% due 12/15/35 (b)	531,100
2,705,000		1.318% due 12/15/35 (b)	347,863
		Medium-Term Notes:
6,000,000,000	ITL	7.000% due 3/18/04 (a)	1,523,770
3,000,000,000	ITL	5.002% due 7/13/05 (a)	732,539
1,000,000,000	ITL	7.625% due 8/11/07 (a)	248,189
625,000	DEM	8.000% due 10/30/09 (a)	150,990
		Total Argentina	15,336,963
Brazil — 15.8%
		Brazil Nota do Tesouro Nacional:
1,000	BRL	10.000% due 1/1/10	540
47,854,000	BRL	10.000% due 7/1/10 (c)	25,592,459
5,763,000	BRL	Series B, 6.000% due 5/15/45	4,971,176
		Federative Republic of Brazil:
5,679,000		11.000% due 8/17/40	7,631,156
		Collective Action Securities:
3,980,000		8.750% due 2/4/25	5,104,350
11,911,000		Notes, 8.000% due 1/15/18	13,382,009
		Total Brazil	56,681,690
Colombia — 2.9%
		Republic of Colombia:
1,632,000		7.375% due 1/27/17	1,815,600
7,711,000		7.375% due 9/18/37	8,694,153
		Total Colombia	10,509,753
Ecuador — 1.3%
4,840,000		Republic of Ecuador, 10.000% due 8/15/30 (d)	4,694,800

See Notes to Financial Statements.

2	Western Asset Emerging Markets Income Fund II Inc. 2007 Semi-Annual Report

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount†		Security	Value
Egypt — 0.6%
11,070,000	EGP	Arab Republic of Egypt, 8.750% due 7/18/12 (d)	$2,047,000
Indonesia — 2.4%
		Republic of Indonesia:
21,153,000,000	IDR	Series FR40, 11.000% due 9/15/25	2,217,986
17,914,000,000	IDR	Series FR42, 10.250% due 7/15/27	1,749,775
28,181,000,000	IDR	Series FR43, 10.250% due 7/15/22	2,843,592
21,312,000,000	IDR	Series FR45, 9.750% due 5/15/37	1,944,221
		Total Indonesia	8,755,574
Mexico — 5.8%
		United Mexican States:
390,000		11.375% due 9/15/16	555,769
		Medium-Term Notes:
2,395,000		8.300% due 8/15/31	3,134,576
13,840,000		Series A, 8.000% due 9/24/22	17,110,392
		Total Mexico	20,800,737
Panama — 4.3%
		Republic of Panama:
2,225,000		9.375% due 4/1/29	3,048,250
11,793,000		6.700% due 1/26/36	12,412,133
		Total Panama	15,460,383
Peru — 0.4%
		Republic of Peru:
169,000		8.750% due 11/21/33	223,503
1,073,000		Bonds, 6.550% due 3/14/37	1,121,285
		Total Peru	1,344,788
Russia — 3.3%
		Russian Federation:
4,175,000		11.000% due 7/24/18 (d)	5,980,688
2,930,000		12.750% due 6/24/28 (d)	5,332,600
532,620		7.500% due 3/31/30 (d)	605,522
		Total Russia	11,918,810
Turkey — 8.9%
		Republic of Turkey:
5,206,000	TRY	14.000% due 1/19/11	4,185,490
3,519,000		11.875% due 1/15/30	5,560,020
22,449,000		Notes, 6.875% due 3/17/36 (c)	22,112,265
		Total Turkey	31,857,775
Uruguay — 1.3%
4,298,944		Republic of Uruguay, Benchmark Bonds, 7.875% due 1/15/33 (e)	4,863,180

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund II Inc. 2007 Semi-Annual Report	3

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount†	Security	Value
Venezuela — 6.3%
	Bolivarian Republic of Venezuela:
7,751,000	8.500% due 10/8/14	$7,353,761
5,713,000	5.750% due 2/26/16	4,477,564
716,000	7.650% due 4/21/25	605,020
	Collective Action Securities:
6,395,000	9.375% due 1/13/34	6,327,852
3,500,000	Notes, 10.750% due 9/19/13	3,710,000
	Total Venezuela	22,474,197
	TOTAL SOVEREIGN BONDS (Cost — $195,481,703)	206,745,650
CORPORATE BONDS & NOTES — 35.9%
Brazil — 5.5%
2,136,000	Globo Communicacoes e Participacoes SA, Bonds, 7.250% due 4/26/22 (d)	2,071,920
1,784,000	GTL Trade Finance Inc., 7.250% due 10/20/17 (d)	1,828,875
890,000	Odebrecht Finance Ltd., 7.500% due 10/18/17 (d)	901,125
	Vale Overseas Ltd., Notes:
2,635,000	8.250% due 1/17/34	3,156,572
11,333,000	6.875% due 11/21/36	11,837,432
	Total Brazil	19,795,924
Chile — 0.7%
2,374,000	Enersis SA, Notes, 7.375% due 1/15/14	2,540,861
Colombia — 0.3%
1,010,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14 (d)	1,028,685
India — 0.2%
	ICICI Bank Ltd., Subordinated Bonds:
570,000	6.375% due 4/30/22 (b)(d)	511,501
340,000	6.375% due 4/30/22 (b)(d)	302,021
	Total India	813,522
Kazakhstan — 1.5%
2,270,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14 (d)	2,301,212
1,720,000	HSBK Europe BV, 7.250% due 5/3/17 (d)	1,494,250
	TuranAlem Finance BV, Bonds:
1,400,000	8.250% due 1/22/37 (d)	1,116,500
383,000	8.250% due 1/22/37 (d)	305,443
	Total Kazakhstan	5,217,405
Mexico — 6.8%
680,000	America Movil SAB de CV, 5.625% due 11/15/17	673,569
	Axtel SAB de CV:
190,000	11.000% due 12/15/13	207,575
7,150,000	7.625% due 2/1/17 (d)	7,078,500
1,410,000	Senior Notes, 7.625% due 2/1/17 (d)	1,395,900
220,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12	233,200

See Notes to Financial Statements.

4	Western Asset Emerging Markets Income Fund II Inc. 2007 Semi-Annual Report

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount†		Security	Value
Mexico — 6.8% (continued)
		Pemex Project Funding Master Trust:
6,720,000		6.625% due 6/15/35 (d)	$7,167,068
7,233,000		Senior Bonds, 6.625% due 6/15/35	7,714,197
		Total Mexico	24,470,009
Russia — 14.6%
11,090,000		Gaz Capital SA, Notes, 8.625% due 4/28/34 (d)	13,917,950
		Gazprom:
		Bonds:
217,870,000	RUB	6.790% due 10/29/09	8,882,782
72,620,000	RUB	7.000% due 10/27/11	2,970,470
		Loan Participation Notes:
1,140,000		6.212% due 11/22/16 (d)	1,102,608
2,861,000		Senior Notes 6.510% due 3/7/22 (d)	2,802,072
96,030,000	RUB	Gazprom OAO, 6.950% due 8/6/09	3,927,136
		LUKOIL International Finance BV:
680,000		6.356% due 6/7/17 (d)	647,700
1,920,000		6.656% due 6/7/22 (d)	1,785,600
		Russian Agricultural Bank, Loan Participation Notes:
3,936,000		7.175% due 5/16/13 (d)	4,068,643
4,062,000		6.299% due 5/15/17 (d)	3,821,936
		TNK-BP Finance SA:
3,340,000		7.500% due 7/18/16 (d)	3,236,126
2,091,000		6.625% due 3/20/17 (d)	1,914,938
1,100,000		7.875% due 3/13/18 (d)	1,087,625
2,180,000		UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16 (d)	2,213,136
		Total Russia	52,378,722
Thailand — 2.0%
		True Move Co., Ltd.:
4,230,000		10.750% due 12/16/13 (d)	4,378,050
2,590,000		10.375% due 8/1/14 (d)	2,602,950
		Total Thailand	6,981,000
United States — 1.0%
3,330,000		Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	3,604,725
Venezuela — 3.3%
		Petrozuata Finance Inc.:
11,315,000		8.220% due 4/1/17 (d)	11,711,025
271,000		8.220% due 4/1/17 (d)	277,775
		Total Venezuela	11,988,800
		TOTAL CORPORATE BONDS & NOTES (Cost — $126,828,567)	128,819,653

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund II Inc. 2007 Semi-Annual Report	5

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount†		Security	Value
COLLATERALIZED SENIOR LOANS — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
813,303		Ashmore Energy International Term Loan, (Credit Suisse Securities), 8.198% due 3/30/14	$784,838
107,901		Ashmore Energy International, Synthetic Revolving Credit Facility, (Credit Suisse Securities), 5.098% due 3/30/14	104,124
		TOTAL COLLATERALIZED SENIOR LOANS (Cost — $919,101)	888,962

Warrants
WARRANT — 0.1%
10,000		Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20* (Cost — $310,000)	375,000
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $323,539,371)	336,829,265

Face Amount†
SHORT-TERM INVESTMENTS — 8.6%
Sovereign Bonds — 7.7%
		Egypt Treasury Bills:
79,475,000	EGP	Zero coupon bond to yield 7.570% due 10/28/08	13,444,700
17,050,000	EGP	Zero coupon bond to yield 6.800% due 11/11/08	2,885,254
		Bank Negara Malaysia Monetary Notes:
14,271,000	MYR	Series 0207, 3.569% due 2/14/08	4,241,144
13,200,000	MYR	Series 2307, zero coupon bond to yield 3.450% due 1/17/08	3,905,989
10,632,000	MYR	Series 4207, zero coupon bond to yield 3.400% due 4/22/08	3,117,251
		Total Sovereign Bonds (Cost — $27,444,151)	27,594,338
U.S. Government Agencies — 0.5%
200,000		Federal Home Loan Bank (FHLB), Discount, 4.310% due 12/10/07 (f)	199,785
500,000		Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 4.350% due 12/10/07 (f)	499,458
1,250,000		Federal National Mortgage Association (FNMA), Discount Notes, 5.203% due 3/17/08 (f)	1,234,815
		Total U.S. Government Agencies (Cost — $1,930,629)	1,934,058

See Notes to Financial Statements.

6	Western Asset Emerging Markets Income Fund II Inc. 2007 Semi-Annual Report

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount†	Security	Value
Repurchase Agreement –– 0.4%
$1,426,000	Morgan Stanley tri-party repurchase agreement dated 11/30/07, 4.500% due 12/3/07; Proceeds at maturity — $1,426,535; (Fully collateralized by U.S. government agency obligation, 0.000% due 10/15/20; Market value — $1,454,528) (Cost — $1,426,000)	$1,426,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $30,800,780)	30,954,396
	TOTAL INVESTMENTS — 102.5% (Cost — $354,340,151#)	367,783,661
	Liabilities in Excess of Other Assets — (2.5)%	(8,838,173)
	TOTAL NET ASSETS — 100.0%	$358,945,488

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Security is currently in default.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2007.
(c)	All or a portion of this security is segregated for open futures contracts and reverse repurchase agreements.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARS	– Argentine Peso
BRL	– Brazilian Dollar
DEM	– German Mark
EGP	– Egyptian Pound
EUR	– Euro
GDP	– Gross Domestic Product
IDR	– Indonesian Rupiah
ITL	– Italian Lira
MYR	– Malaysian Ringgit
OJSC	– Open Joint Stock Company
RUB	– Russian Ruble
TRY	– Turkish Lira

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund II Inc. 2007 Semi-Annual Report	7

Statement of Assets and Liabilities (November 30, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $354,340,151)	$367,783,661
Foreign currency, at value (Cost — $1,297,521)	1,335,716
Cash	807
Interest receivable	6,746,146
Receivable for securities sold	1,085,971
Receivable from broker — variation margin on open futures contracts	16,918
Prepaid expenses	9,780
Total Assets	376,978,999
LIABILITIES:
Payable for open reverse repurchase agreement	16,354,039
Payable for securities purchased	1,099,244
Investment management fee payable	310,572
Interest payable	51,315
Directors’ fees payable	4,860
Accrued expenses	213,481
Total Liabilities	18,033,511
Total Net Assets	$358,945,488

NET ASSETS:
Par value ($0.001 par value; 24,432,561 shares issued and outstanding; 100,000,000 shares authorized)	$24,433
Paid-in capital in excess of par value	330,296,901
Undistributed net investment income	11,683,638
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	3,842,670
Net unrealized appreciation on investments, futures contracts and foreign currencies	13,097,846
Total Net Assets	$358,945,488

Shares Outstanding	24,432,561
Net Asset Value	$14.69

See Notes to Financial Statements.

8	Western Asset Emerging Markets Income Fund II Inc. 2007 Semi-Annual Report

Statement of Operations (For the six months ended November 30, 2007) (unaudited)

INVESTMENT INCOME:
Interest	$13,719,040
Dividends	30,000
Less: Foreign taxes withheld	(23,120)
Total Investment Income	13,725,920
EXPENSES:
Investment management fee (Note 2)	1,868,195
Interest expense (Note 3)	668,076
Custody fees	75,206
Shareholder reports	41,322
Directors’ fees	39,832
Audit and tax	28,760
Commitment fee (Note 4)	20,308
Legal fees	13,312
Transfer agent fees	12,020
Stock exchange listing fees	11,072
Insurance	1,724
Miscellaneous expenses	121,011
Total Expenses	2,900,838
Net Investment Income	10,825,082
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	4,138,585
Futures contracts	(1,537,904)
Foreign currency transactions	33,378
Net Realized Gain	2,634,059
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(7,411,473)
Futures contracts	(112,472)
Foreign currencies	55,319
Change in Net Unrealized Appreciation/Depreciation	(7,468,626)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(4,834,567)
Increase in Net Assets From Operations	$5,990,515

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund II Inc. 2007 Semi-Annual Report	9

Statements of Changes in Net Assets

For the six months ended November 30, 2007 (unaudited)
and the year ended May 31, 2007

	November 30	May 31
OPERATIONS:
Net investment income	$10,825,082	$19,702,525
Net realized gain	2,634,059	12,283,654
Change in net unrealized appreciation/depreciation	(7,468,626)	16,403,076
Increase in Net Assets From Operations	5,990,515	48,389,255
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(8,421,904)	(16,557,947)
Net realized gains	(5,016,005)	(15,810,310)
Decrease in Net Assets From Distributions to Shareholders	(13,437,909)	(32,368,257)
Increase (Decrease) in Net Assets	(7,447,394)	16,020,998
NET ASSETS:
Beginning of period	366,392,882	350,371,884
End of period*	$358,945,488	$366,392,882

*Includes undistributed net investment income of:	$11,683,638	$9,280,460

See Notes to Financial Statements.

10	Western Asset Emerging Markets Income Fund II Inc. 2007 Semi-Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

	2007(1)		2007		2006	2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Period	$15.00		$14.34		$14.72	$12.84	$13.88	$11.63
Income (Loss) From Operations:
Net investment income	0.44		0.81		0.98	1.15	1.26	1.49
Net realized and unrealized gain (loss)	(0.20)		1.18		0.35	2.37	(0.65)	2.40
Total Income From Operations	0.24		1.99		1.33	3.52	0.61	3.89
Less Distributions From:
Net investment income	(0.34)		(0.68)		(0.78)	(1.41)	(1.06)	(1.65)
Net realized gains	(0.21)		(0.65)		(0.93)	(0.24)	(0.59)	—
Total Distributions	(0.55)		(1.33)		(1.71)	(1.65)	(1.65)	(1.65)
Increase in Net Asset Value Due to Shares Issued on Reinvestment of Distributions	—		—		—	0.01	—	0.01
Net Asset Value, End of Period	$14.69		$15.00		$14.34	$14.72	$12.84	$13.88
Market Price, End of Period	$12.65		$13.82		$12.57	$13.57	$14.40	$15.53
Total Return, Based on Net Asset Value(3)	1.68%		14.46%		9.12%	29.20%	4.11%	39.24%
Total Return, Based on Market Price(4)	(4.58)%		21.77%		5.05%	5.27%	3.38%	28.76%
Net Assets, End of Period (000s)	$358,945		$366,393		$350,372	$359,610	$311,714	$334,576
Ratios to Average Net Assets:
Gross expenses	1.63	%(5)	1.27%		1.83%	2.22%	1.98%	2.37%
Gross expenses, excluding interest expense	1.25	(5)	1.18		1.17	1.19	1.21	1.37
Net expenses	1.63	(5)	1.27	(6)	1.82 (6)	2.22	1.98	2.37
Net expenses, excluding interest expense	1.25	(5)	1.18	(6)	1.17 (6)	1.19	1.21	1.37
Net investment income	6.08	(5)	5.47		6.06	8.29	9.19	13.59
Portfolio Turnover Rate	25%		87%		98%	75%	169%	237%
Supplemental Data:
Loans Outstanding, End of Year (000s)	—	(7)	—	(7)	$30,000	$55,000	$100,000	$100,000
Asset Coverage (000s)	—	(7)	—	(7)	$380,372	$414,610	$411,714	$434,576
Asset Coverage for Loan Outstanding	—	%(7)	—	%(7)	1,268%	754%	412%	435%
Weighted Average Loan (000s)	—	(7)	$904		$38,767	$74,192	$100,000	$100,000
Weighted Average Interest Rate on Loans	—	%(7)	5.22	%(7)	5.16%	3.34%	2.19%	2.60%

(1)	For the six months ended November 30, 2007 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	At November 30, 2007 and May 31, 2007, the Fund did not have an outstanding loan, respectively.

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund II Inc. 2007 Semi-Annual Report	11

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Western Asset Emerging Markets Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into a reverse repurchase agreement in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same security from the same

12	Western Asset Emerging Markets Income Fund II Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(d) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign denominated futures, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Western Asset Emerging Markets Income Fund II Inc. 2007 Semi-Annual Report	13

Notes to Financial Statements (unaudited) (continued)

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.  Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers.

14	Western Asset Emerging Markets Income Fund II Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investment in non-dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund and is compensated by Western Asset for its services to the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the six months ended November 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments

Purchases	$90,923,981
Sales	84,978,254

At November 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$19,961,756
Gross unrealized depreciation	(6,518,246)
Net unrealized appreciation	$13,443,510

Transactions in reverse repurchase agreements for the Fund during the six months ended November 30, 2007 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding

$28,408,655	4.626%	$49,256,694

* Average based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 1.00% to 5.20% during the six months ended November 30, 2007. Interest expense incurred on reverse repurchase agreements totaled $668,076.

Western Asset Emerging Markets Income Fund II Inc. 2007 Semi-Annual Report	15

Notes to Financial Statements (unaudited) (continued)

At November 30, 2007, the Fund had the following reverse repurchase agreements outstanding:

Face Amount	Security	Value
$5,058,211

Reverse Repurchase Agreement with Credit Suisse First Boston, dated 10/24/07 bearing 4.500% to be repurchased at a date and amount to be determined, collateralized by: $3,519,000 Republic of Turkey, 11.875% due 1/15/30;
(including accrued interest) — $5,717,861.

		$ 5,058,211
5,556,078	Reverse Repurchase Agreement with JP Morgan, dated 11/01/07 bearing 3.500% to be repurchased at a date and amount to be determined, collateralized by: $4,840,000 Gaz Capital SA, Notes, 8.625% due 4/28/34; Market value (including accrued interest) — $6,112,980.	5,556,078
5,739,750	Reverse Repurchase Agreement with JP Morgan, dated 11/01/07 bearing 3.500% to be repurchased at a date and amount to be determined, collateralized by: $5,000,000 Gaz Capital SA, Notes, 8.625% due 4/28/34; Market value (including accrued interest) — $6,315,061.	5,739,750
	Total Reverse Repurchase Agreements (Proceeds — $16,354,039)	$16,354,039

At November 30, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss

Contracts to Sell:
U.S. Treasury 10 Year Notes	99	12/07	$10,856,200	$11,278,266	$(422,066)
U.S. Treasury 10 Year Notes	145	3/08	16,397,619	16,414,453	(16,834)
Net Unrealized Loss on Open Futures Contracts					$(438,900)

4.  Loan

At November 30, 2007, the Fund had a $41,000,000 credit line available pursuant to an amended and restated revolving credit and security agreement, dated as of November 20, 2006, with Panterra Funding, LLC (the “Lender”) and Citibank N.A. (“Citibank”) as a secondary lender, for which Citibank also acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total amount of the loan available, whether used or unused. For the six months ended November 30, 2007, the Fund paid $20,308 in commitment fees. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

16	Western Asset Emerging Markets Income Fund II Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

At November 30, 2007, the Fund did not have an outstanding loan. On November 20, 2006, the total credit line available was increased from $30,000,000 to $41,000,000.

5.  Distributions Subsequent to November 30, 2007

On November 19, 2007, the Board of Directors of the Fund declared a dividend distribution in the amount of $0.2900 per share payable on December 28, 2007 to shareholders of record on December 21, 2007.

6.  Other Matters

As previously disclosed, on September 16, 2005, the staff of the Securities and Exchange Commission (“SEC”) informed Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

7.  Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was June 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is

Western Asset Emerging Markets Income Fund II Inc. 2007 Semi-Annual Report	17

Notes to Financial Statements (unaudited) (continued)

required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

18	Western Asset Emerging Markets Income Fund II Inc. 2007 Semi-Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

Background

At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2007, the Board of Western Asset Emerging Markets Income Fund II Inc. (the “Fund”), including the Fund’s Board members that are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), approved the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company (the “Subadviser”) for a period of one year. To assist in its consideration of the renewals of the Management and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. A presentation made by the Manager and Subadviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management and Sub-Advisory Agreements encompassed the Fund and all the funds for which the Board has responsibility. In addition to the Contract Renewal Information, including information presented by management at the Contract Renewal Meeting, the Board received information throughout the year related to the services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and reflected the knowledge and familiarity gained as Board members of the Fund and other funds in the same complex with respect to the services provided to the Fund by the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each function encompassed by the Management Agreement.

Board Approval of Management Agreement and Sub-Advisory Agreement

In approving the Management Agreement and Sub-Advisory Agreement, the Fund’s Board, including the Independent Board Members, considered the factors below.

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed information received from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to the Legg Mason funds’ parent organization, Legg Mason, Inc. (“Legg Mason”).

Western Asset Emerging Markets Income Fund II Inc.	19

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and Subadviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager or the Subadviser, and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported generally to the Board on, among other things, its business plans, recent organizational changes, including Legg Mason’s plans to address the pending retirement of its Chief Executive Officer, and the compensation plan for the Fund’s portfolio managers.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement have been acceptable under the circumstances.

Fund Performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of all funds (including the Fund) classified by Lipper as closed-end nonleveraged emerging markets debt funds regardless of asset size or primary distribution channel. The Performance Universe consisted of three funds, including the Fund. The Board noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and, at the Board’s request, its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of its Performance Universe showed, among other things, that the Fund’s performance for the 3-, 5- and 10-year periods ended June 30, 2007 in each case was first among the three funds in the Performance Universe but that its performance for the 1-year period ended June 30, 2007 was third among the funds. The Board considered the Manager’s explanation of the underperformance relative to the Performance Universe for the 1-year. Among other things, the Manager noted the small number of funds in the Performance Universe made meaningful comparisons difficult and that the underperformance occurred only for the 1-year period. The Manager also observed that the Subadviser assumed responsibility for the Fund’s investment program in December 2005.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management and Sub-advisory Agreements for an additional 1-year period.

Management Fees and Expense Ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and

20	Western Asset Emerging Markets Income Fund II Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Universe”) selected and provided by Lipper for the 1-year period ended June 30, 2007. The Expense Universe consisted of all closed-end nonleveraged emerging markets debt funds (including the Fund), excluding certain funds regarded by Lipper as inappropriate for comparative purposes. The Expense Universe consisted of three funds that had with assets ranging from $315.6 million to $669.1 million.

The Lipper Expense Information, comparing the Management Fee as well as its actual total expenses to the Fund’s Expense Universe, showed that the Management Fee, whether on a contractual basis or an actual basis (i.e., giving in effect to a voluntary fee waiver implemented by the Manager), was lower than one of the other two funds in the Expense Universe but higher than the remaining fund, thereby representing the Expense Universe median. The Board noted that the Fund’s actual total expenses also represented the median for the three-fund Expense Universe.

The Board also reviewed information provided by the Manager regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager Profitability

The Board, as part of the Contract Renewal Information, received a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data, together with

Western Asset Emerging Markets Income Fund II Inc.	21

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

a report from an outside consultant that had reviewed the Manager’s methodology. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had decreased during the past year. Under the circumstances, the Manager’s profitability was considered not excessive by the Board in light of the nature, extent and quality of the services provided to the Fund. However, the Board noted that the Manager had implemented a new allocation methodology in 2007 which was used in preparing the profitability analysis presented at the Contract Renewal Meeting and that the methodology was subject to further review and refinement. The Board consequently concluded that it would be appropriate to continue to monitor profitability in light of the parties’ limited experience with the new allocation methodologies.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund, growth in its assets will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board noted that the Management Fee is lower than the average of management fees paid by the other funds in the Expense Universe. The Board determined that the management fee structure was reasonable under present circumstances.

Other Benefits to the Manager and the Subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund, including the opportunity to obtain research services from brokers who effect Fund portfolio transactions.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were not considered to be excessive.

In light of all of the foregoing, the Board approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and Sub-Advisory Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the proposed continuance of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

22	Western Asset Emerging Markets Income Fund II Inc.

Additional Shareholder Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Western Asset Emerging Markets Income Fund II Inc. was held on September 18, 2007, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of Directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	19,306,711	332,653
Daniel P. Cronin	19,341,521	297,843
William R. Hutchinson	19,333,955	305,409

At November 30, 2007, in addition to Carol L. Colman, Daniel P. Cronin and William R. Hutchinson, the other Directors of the Fund were as follows:

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken

Dr. Riordan Roett

Jeswald W. Salacuse

Western Asset Emerging Markets Income Fund II Inc.	23

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock (“Shares”) of the Western Asset Emerging Markets Income Fund II Inc., will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as

24	Western Asset Emerging Markets Income Fund II Inc.

Dividend Reinvestment Plan (unaudited) (continued)

specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

Western Asset Emerging Markets Income Fund II Inc.	25

Dividend Reinvestment Plan (unaudited) (continued)

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee

26	Western Asset Emerging Markets Income Fund II Inc.

Dividend Reinvestment Plan (unaudited) (continued)

Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset Emerging Markets Income Fund II Inc.	27

(This page intentionally left blank.)

Western Asset
Emerging Markets
Income Fund II Inc.

DIRECTORS	WESTERN ASSET
Carol L. Colman	EMERGING MARKETS
Daniel P. Cronin	INCOME FUND II INC.
Paolo M. Cucchi	125 Broad Street
Leslie H. Gelb	10th Floor, MF-2
R. Jay Gerken, CFA	New York, New York 10004
Chairman
William R. Hutchinson	INVESTMENT MANAGER
Dr. Riordan Roett	Legg Mason Partners Fund
Jeswald W. Salacuse	Advisor, LLC

OFFICERS	SUBADVISERS
R. Jay Gerken, CFA	Western Asset Management
President and Chief	Company
Executive Officer	Western Asset Management
Company Limited
Kaprel Ozsolak
Chief Financial Officer	CUSTODIAN
and Treasurer	State Street Bank and
Trust Company
Ted P. Becker	225 Franklin Street
Chief Compliance Officer	Boston, Massachusetts 02110

Robert I. Frenkel	DIVIDEND DISBURSING AND
Secretary and	TRANSFER AGENT
Chief Legal Officer	American Stock Transfer &
Trust Company
Thomas C. Mandia	59 Maiden Lane
Assistant Secretary	New York, New York 10038

Steven Frank	INDEPENDENT
Controller	REGISTERED PUBLIC
ACCOUNTING FIRM
Albert Laskaj	KPMG LLP
Controller	345 Park Avenue
New York, New York 10154

LEGAL COUNSEL
Simpson Thacher &
Bartlett LLP
425 Lexington Avenue
New York, New York 10017-3909

NEW YORK STOCK
EXCHANGE SYMBOL
EDF

This report is transmitted to the shareholders of Western Asset
Emerging Markets Income Fund II
Inc. for their information. This is not
a prospectus, circular or representation
intended for use in the purchase
of the Fund or any securities
mentioned in this report.

American Stock Transfer &
Trust Company
59 Maiden Lane
New York, New York 10038

WASX010653 1/08                SR07-487

Western Asset
Emerging Markets
Income Fund II Inc.

Western Asset Emerging Markets Income Fund II Inc.
125 Broad Street
10th Floor, MF-2
New York, NY 10004

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Income Fund II Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Income Fund II Inc.

Date:	February 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Income Fund II Inc.

Date:	February 7, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Emerging Markets Income Fund II Inc.

Date:	February 7, 2008